UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021

Reservoir Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39795	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Varick Street 9th Floor New York, New York	10013
(Address of principal executive offices)	(Zip Code)

(212) 675-0541

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	RSVR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	RSVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously disclosed, Reservoir Holdings, Inc., a wholly-owned subsidiary of Reservoir Media, Inc., a Delaware corporation (“RMI”), entered into a membership interest purchase agreement, dated as of June 2, 2021, to acquire U.S. based record label and music publishing company Tommy Boy Music, LLC (“Tommy Boy”), which helped launch the careers of Queen Latifah, Afrika Bambaataa, Digital Underground, Coolio, De La Soul, House of Pain and Naughty By Nature.

The purpose of this Current Report on Form 8-K is to provide the financial statements and pro forma financial information required by Item 9.01 of the Current Report on Form 8-K. The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of, and does not purport to represent, what the actual financial condition and results of operations would have been had the acquisition of Tommy Boy taken place as of the dates indicated nor is it indicative of the financial condition and results of operations for any future periods.

Item 9.01.	Financial Statement and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited balance sheets of Tommy Boy as of December 31, 2020 and 2019 and the related statements of income, statements of members’ equity and statements of cash flows for the years ended December 31, 2020 and 2019, together with the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of RMI, giving effect to the acquisition of Tommy Boy, as of March 31, 2021 and for the year ended March 31, 2021 is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Prager Metis CPAs LLC.
99.1	Audited financial statements of Tommy Boy Music, LLC as of and for the years ended December 31, 2020 and 2019.
99.2	Unaudited pro forma condensed combined financial information of RMI as of and for the year ended March 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESERVOIR MEDIA, INC.

Date: August 5, 2021	By:	/s/ Golnar Khosrowshahi
		Name:	Golnar Khosrowshahi
		Title:	Chief Executive Officer